Exhibit 99.1

Applied Optoelectronics Expects First Quarter 2017 Results to Exceed Guidance

- Schedules First Quarter Conference Call May 4, 2017

Sugar Land, TX, April 12, 2017 – Applied Optoelectronics, Inc. (NASDAQ:AAOI), a leading provider of fiber-optic network products for the internet datacenter, cable broadband, fiber-to-the-home and telecom markets, today announced certain preliminary unaudited financial results for its first quarter ended March 31, 2017.

“We delivered another strong quarter with our top and bottom-line results expected to exceed our guidance,” said Dr. Thompson Lin, Applied Optoelectronics, Inc. founder, president and CEO. “Our results were driven by continued robust demand for our market-leading datacenter products and solid execution. We are pleased with our momentum and look forward to sharing the additional details of our first quarter performance on our conference call in May.”

First Quarter 2017 Preliminary Unaudited Financial Results+

•	Revenue of approximately $96.2 million, above the prior outlook of $87.0 million to $91.0 million.
•	GAAP and non-GAAP gross margin in the range of 42.5% to 42.9%, above the prior non-GAAP outlook of 38% to 40%.
•	GAAP net income in the range from $18.0 million to $18.4 million and non-GAAP net income after tax in the range from $19.7 million to $20.2 million, above the prior non-GAAP outlook of $15.5 million to $17.2 million.
•	GAAP fully diluted earnings per share in the range of $0.91 to $0.94 and non-GAAP fully diluted earnings per share in the range of $1.00 to $1.02, using a weighted-average fully diluted share count of approximately 19.7 million shares. This is above the prior non-GAAP outlook of $0.80 to $0.88 per share, using approximately 19.5 million shares.

These are preliminary financial results and remain subject to the completion of the company's customary quarterly close and review procedures. Material adjustments may arise between the date of this press release and the dates on which Applied Optoelectronics announces its first quarter 2017 results and files its Form 10-Q with the SEC.

(+)Please refer to the note below on forward-looking statements and the risks involved with such statements as well as the note on non-GAAP financial measures. The prior outlook referenced above was provided in the company’s press release on Feb. 23, 2017.

Conference Call Information

Applied Optoelectronics intends to release its full financial results for the first quarter 2017 after U.S. markets close on Thursday, May 4, 2017.

The company will host a conference call and webcast for analysts and investors on Thursday, May 4, 2017 to discuss its first quarter results and outlook for its second quarter 2017 at 4:30 p.m. Eastern time / 3:30 p.m. Central time. Open to the public, investors may access the call by dialing (412) 717-9586.

A live webcast of the conference call and supplemental financials will be accessible from the company's website at investors.ao-inc.com. Following the webcast, an archived version will be available on the website for one year. A telephonic replay of the call will be available one hour after the call and will run for five business days and may be accessed by dialing (412) 317-0088 and entering passcode 10104323.

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Forward-Looking Information

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements reflect the views of management at the time such statements are made. These forward-looking statements involve risks and uncertainties, as well as assumptions and current expectations, which could cause the company’s actual results to differ materially from those anticipated in such forward-looking statements. These risks and uncertainties include but are not limited to: reduction in the size or quantity of customer orders; change in demand for the company’s products due to industry conditions; changes in manufacturing operations; volatility in manufacturing costs; delays in shipments of products; disruptions in the supply chain; change in the rate of design wins or the rate of customer acceptance of new products; the company’s reliance on a small number of customers for a substantial portion of its revenues; potential pricing pressure; a decline in demand for our customers’ products or their rate of deployment of their products; general conditions in the internet datacenter, CATV, FTTH or Telecom markets; changes in the world economy (particularly in the United States and China); the negative effects of seasonality; and other risks and uncertainties described more fully in the company’s documents filed with or furnished to the Securities and Exchange Commission. More information about these and other risks that may impact the company’s business are set forth in the “Risk Factors” section of the company’s quarterly and annual reports on file with the Securities and Exchange Commission. In some cases, you can identify forward-looking statements by terminology such as "believe," "may," "estimate," "continue," "anticipate," "intend," "should," "could," "would," "target," "seek," "aim," "believe," "predicts," "think," "objectives," "optimistic," "new," "goal," "strategy," "potential," "is likely," "will," "expect," "plan" "project," "permit" or by other similar expressions that convey uncertainty of future events or outcomes. You should not rely on forward-looking statements as predictions of future events. All forward-looking statements in this press release are based upon information available to us as of the date hereof, and qualified in their entirety by this cautionary statement. Except as required by law, we assume no obligation to update forward-looking statements for any reason after the date of this press release to conform these statements to actual results or to changes in the company’s expectations.

Non-GAAP Financial Measures

We provide non-GAAP gross margin, non-GAAP net income (loss) after tax, and non-GAAP earnings per share to eliminate the impact of items that we do not consider indicative of our overall operating performance. To arrive at our non-GAAP gross profit, we exclude stock-based compensation expense and non-recurring expenses, if any, from our GAAP gross profit. To arrive at our non-GAAP income (loss) after tax, we exclude all amortization of intangible assets, stock-based compensation expense and non-recurring expenses, if any, from our GAAP net income (loss) after tax. Included in our non-recurring expenses in 1Q17 are certain consulting fees, employee severance expenses, and certain non-recurring tax benefits. Our non-GAAP earnings per share is calculated by dividing our non-GAAP net income by the fully diluted share count. We believe that our non-GAAP measures are useful to investors in evaluating our operating performance for the following reasons:

•	We believe that elimination of items such as stock-based compensation expense and non-recurring expenses is appropriate because treatment of these items may vary for reasons unrelated to our overall operating performance;
•	We believe that non-GAAP measures provide better comparability with our past financial performance, period-to-period results and with our peer companies, many of which also use similar non-GAAP financial measures; and
•	We anticipate that investors and securities analysts will utilize non-GAAP measures to evaluate our overall operating performance.

A reconciliation of our preliminary GAAP income (loss) after tax and GAAP earnings per share for Q1 2017 to our preliminary non-GAAP income (loss) after tax and earnings per share is provided below.

Non-GAAP measures should not be considered as an alternative to income (loss) after tax, earnings per share, or any other measure of financial performance calculated and presented in accordance with GAAP. Our non-GAAP measures may not be comparable to similarly titled measures of other organizations because other organizations may not calculate such other non-GAAP measures in the same manner.

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About Applied Optoelectronics

Applied Optoelectronics, Inc. (AOI) is a leading developer and manufacturer of advanced optical products, including components, modules and equipment. AOI's products are the building blocks for broadband fiber access networks around the world, where they are used in the internet datacenter, CATV broadband, fiber-to-the-home and telecom markets. AOI supplies optical networking lasers, components and equipment to tier-1 customers in all four of these markets. In addition to its corporate headquarters, wafer fab and advanced engineering and production facilities in Sugar Land, TX, AOI has engineering and manufacturing facilities in Taipei, Taiwan and Ningbo, China. For additional information, visit www.ao-inc.com.

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SOURCE: Applied Optoelectronics, Inc.

Investor Relations Contacts:

The Blueshirt Group, Investor Relations

Maria Riley & Chelsea Lish

+1-415-217-7722

ir@ao-inc.com

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Applied Optoelectronics, Inc.

Reconciliation of Net income and EPS under GAAP and Non-GAAP

(In millions)

(Unaudited)

	Three months ended March 31, 2017

	Low end of range	High end of range
GAAP net income	$18.0	$18.4
GAAP earnings per share (1)	$0.91	$0.94
Adjustments:
Amortization of intangible assets	0.1	0.1
Share-based compensation expense	1.5	1.5
Other	0.3	0.3
Non-GAAP net income	$19.7	$20.2
Non-GAAP earnings per share (1)	$1.00	$1.02

(1) calculated using a weighted-average fully diluted share count of approximately 19.7 million shares

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